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                                                                      EXHIBIT 99



    CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  Certification of Principal Executive Officer

In connection with the Annual Report of UnitedHealth Group Incorporated (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William
W. McGuire, M.D., Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ William W. McGuire, M.D.
                                            ------------------------------------
                                            William W. McGuire, M.D.
                                            Chairman and Chief Executive Officer
                                            March 19, 2003

                  Certification of Principal Financial Officer

In connection with the Annual Report of UnitedHealth Group Incorporated (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick
J. Erlandson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Patrick J. Erlandson
                                            ------------------------------------
                                            Patrick J. Erlandson
                                            Chief Financial Officer
                                            March 19, 2003